Income Taxes - Summary of Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2022 CNY (¥)	Feb. 28, 2022 USD ($)	Feb. 28, 2021 CNY (¥)	Feb. 28, 2021 USD ($)	Feb. 29, 2020 CNY (¥)
Deferred tax assets:
Less: valuation allowance	¥ (27,368)	$ (4,338)	¥ (6,301)	$ (999)	¥ (3,064)
State Administration of Taxation, PRC | Foreign Tax Authority
Deferred tax assets:
Net operating loss carry-forward	7,054	1,118	4,440
Advertising expenses	5,535	879	3,019
Rental	2,128	337	2,701
Accrued expenses	13,168	2,087	12,048
Property and equipment, net	119	19	102
Allowance for doubtful accounts	2,318	367	244
Less: valuation allowance	(27,368)	(4,338)	(6,301)
Total deferred tax assets	2,954	469	16,253
Deferred tax liabilities:
Intangible assets	725	115	1,673
Right-of-use asset	2,085	331
Total deferred tax liabilities	2,810	446	1,673
Net deferred tax assets	¥ 144	$ 23	¥ 14,580